2Q TWENTY19 EARNINGS PRESENTATION

Forward-Looking Statements and Non-GAAP Information This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc.'s ("Origin" or the "Company") future financial performance, business and growth strategy, projected plans and objectives, and related transactions, and other projections based on macroeconomic and industry trends, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin's control. Statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans" and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect the Company's future results and cause actual results to differ materially from those expressed in the forward-looking statements include: deterioration of Origin's asset quality; changes in real estate values and liquidity in Origin's primary market areas; the financial health of Origin's commercial borrowers and the success of construction projects that Origin finances; changes in the value of collateral securing Origin's loans; business and economic conditions generally and in the financial services industry, nationally and within Origin's primary market areas; Origin's ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin's ability to maintain important deposit customer relationships; volatility and direction of market interest rates, which may increase funding costs or reduce interest earning asset yields thus reducing margin; increased competition in the financial services industry, particularly from regional and national institutions; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated, including the effects of declines in housing markets; an increase in unemployment levels and slowdowns in economic growth; Origin's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of Origin's operations including changes in regulations affecting financial institutions, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations being issued in accordance with this statute and potential expenses associated with complying with such regulations; Origin's ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations; and the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and manmade disasters. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Origin's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") and any updates to those sections set forth in Origin's subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin's underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin's behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Origin reports its results in accordance with United States generally accepted accounting principles ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures used in managing its business may provide meaningful information to investors about underlying trends in its business and management uses these non-GAAP measures to evaluate the Company's operating performance and believes that these non-GAAP measures provide information that is important to investors and that is useful in understanding Origin's results of operations. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation:   • Tangible common equity is defined as total common stockholders' equity less goodwill and other intangible assets, net • Tangible assets is defined as total assets less goodwill and other intangible assets, net • Tangible common equity to tangible assets is a ratio that is determined by dividing tangible common equity by tangible assets • Tangible book value per common share is determined by dividing tangible common equity by common shares outstanding at the end of the period 2

COMPANY SNAPSHOT • Origin Bank was founded in 1912 • OBNK is headquartered in Ruston, LA 9 • 43 banking centers operating across Texas, 19 6 Louisiana & Mississippi • Strong commercial focus with 40% C&I and 43% CRE lending mix across our footprint FINANCIAL HIGHLIGHTS 9 2Q2019 DOLLARS IN MILLIONS TOTAL ASSETS $5,120 TOTAL LOANS HELD FOR INVESTMENT $3,985 TOTAL DEPOSITS $3,855 TOTAL STOCKHOLDERS' EQUITY $584 DOLLARS IN MILLIONS TANGIBLE COMMON EQUITY (1) DALLAS - FORT WORTH $552 HOUSTON Entry: 2008 Entry: 2013 Loans: $1,386 TANGIBLE COMMON EQUITY/ TANGIBLE ASSETS (1) Loans: $741 Deposits: $892 10.85% Deposits: $725 Banking Centers: 9 Banking Centers: 9 TOTAL CAPITAL TO RISK-WEIGHTED ASSETS (2) 12.97% NORTH LOUISIANA CENTRAL MISSISSIPPI Entry: 1912 Entry: 2010 Note: All financial information and other Origin Bank data is as of 06/30/19. Loans: $1,213 Loans: $645 (1) As used in this presentation, tangible common equity and tangible Deposits: $1,772 common equity/tangible assets are non-GAAP financial measures. For a Deposits: $466 reconciliation of these non-GAAP financial measures to their comparable Banking Centers: 19 Banking Centers: 6 GAAP measures, see slide 15 of this presentation (2) Ratio is estimated and calculated at the Company level, which is subject 3 to the capital adequacy requirements of the Federal Reserve Board.

SECOND QUARTER
2019 HIGHLIGHTS

- *Net interest income increased by $943,000, or 2.2%, over the previous quarter*
- *Yield earned on total loans held for investment during 2Q2019 was 5.29%, up one basis point from the previous quarter. Cost of total deposits increased eight basis points in the same period*
- *Net interest margin was 3.70% (FTE), representing a decrease of ten basis points over the previous quarter*
- *Made strategic funding decision to reduce certain brokered deposits and replace with short-term FHLB advances.*

(1) As used in this presentation, tangible common equity and tangible book value per common share are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slide 15 of this presentation.

FINANCIAL HIGHLIGHTS

DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS

	2Q2019	1Q2019	2Q2018	Linked Q Δ	YoY Δ
Balance Sheet					
Total Loans Held For Investment	$ 3,984,597	$ 3,838,343	$ 3,372,096	3.8 %	18.2 %
Total Assets	5,119,625	4,872,201	4,371,792	5.1 %	17.1 %
Total Deposits	3,855,012	3,898,248	3,672,097	(1.1)%	5.0 %
Tangible Common Equity[(1)]	552,149	535,625	495,243	3.1 %	11.5 %
Book Value per Common Share	24.58	23.92	22.10	2.8 %	11.2 %
Tangible Book Value Per Common Share[(1)]	23.22	22.56	21.07	2.9 %	10.2 %
Income Statement					
Net Interest Income	$ 42,969	$ 42,026	$ 37,170	2.2 %	15.6 %
Provision for Credit Losses	1,985	1,005	311	97.5 %	538.3 %
Noninterest Income	11,176	11,604	10,615	(3.7)%	5.3 %
Noninterest Expense	37,095	35,381	32,012	4.8 %	15.9 %
Net Income	12,283	14,155	12,702	(13.2)%	(3.3)%
Diluted EPS	$ 0.52	$ 0.60	$ 0.53	(13.3)%	(1.9)%
Dividends Declared Per Common Share	$ 0.0325	$ 0.0325	$ 0.0325	N/C	N/C
(N/C: No change)					
Selected Ratios					
Net Interest Margin (FTE)	3.70%	3.80%	3.74%		
Efficiency Ratio	68.51%	65.97%	66.99%		
Return on Average Assets (annualized)	0.98%	1.18%	1.17%		
Return on Average Equity (annualized)	8.54%	10.25%	9.94%		

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HISTORICAL AVERAGE INTEREST EARNING ASSETS & NIM (FTE) GROWTH & PROFITABILITY DOLLARS IN MILLIONS 4.70% $4,800 $4,719 ) $ ( S ) T E E • Consistent increase in average T $4,545 $4,600 F S ( 4.40% S N interest-earning assets A I $4,433 G G N R $4,400 I A N M • Strong growth in average loan R A T 4.10% $4,230 E S balances E $4,200 T R S E E T 3.82% $4,055 3.80% R N E • Pressure on NIM from deposit I 3.80% T T $4,000 N I costs E 3.76% . N 3.74% 3.70% G V A 3.50% $3,800 2Q2018 3Q2018 4Q2018 1Q2019 2Q2019 AVERAGE LOANS HELD FOR INVESTMENT & YIELDS DOLLARS IN MILLIONS 6.00% $4,000 $3,890 5.80% $3,762 $3,800 ) $ 5.60% $3,650 ( S N ) $3,600 A % ( 5.40% O L D $3,459 L E E G I 5.20% 5.28% 5.29% A Y $3,400 $3,284 5.17% R E 5.00% V 5.00% A $3,200 4.80% 4.89% 4.60% $3,000 5 2Q2018 3Q2018 4Q2018 1Q2019 2Q2019

ABILITY TO LEVERAGE OPERATING EFFICIENCY INFRASTRUCTURE 110.00% 3.50% • Cost-effective, centralized back office functions are performed in our North Louisiana operations 3.19% center 2.97% 2.95% 2.94% 2.95% 3.00% • Infrastructure exists to support asset growth and increasing 90.00% profitability S T E O I S T S A 81.93% A • Investments in systems, R E Y G technology, digital banking and C 2.50% A N R E enterprise risk management E C I V F A / F E E • Opportunity to enhance ROAA I N through team lift-outs in our 70.00% 71.80% 68.51% footprint 68.92% 67.41% 2.00% 50.00% 1.50% 2015 2016 2017 2018 2Q2019 YTD 6

DIVERSIFIED & GROWING NET REVENUE DISTRIBUTION – 2Q2019 REVENUE STREAMS Service Charges & Fees: 6% Mortgage Banking Revenue: 6% • Meaningful noninterest income supplements interest-related Insurance Commission & Fee Income: 6% revenue Other: 3% • Comprehensive product suite delivered with high quality, responsive customer service Net Interest Income: 79% • Other revenue streams include insurance and mortgage products • We believe these products Noninterest Income 21% provide revenue stream diversification and enhance client NET REVENUE TREND relationships 22% 21% 20% 22% 21% 78% 79% 80% 78% 79% 2Q2018 3Q2018 4Q2018 1Q2019 2Q2019 Net Interest Income Noninterest Income 7

OUR MARKETS AVERAGE DEPOSITS & DEPOSIT COST DOLLARS IN MILLIONS 200 bps $3,870 $3,658 $3,458 170 bps $3,235 $3,337 • DIVERSE GEOGRAPHIC t s o 140 bps FOOTPRINT C t i 110 bps s o p • Attractive combination of stable, e 80 bps D low cost markets and markets 50 bps experiencing metropolitan growth 20 bps • Expansion through organic growth 2015 2016 2017 2018 2Q2019 YTD and strategic M&A opportunities LA TX MS LA TX MS • TRACK RECORD OF GROWTH IN NEW MARKETS LOANS HFI • Success in growing loans and DOLLARS IN MILLIONS $3,985 deposits organically in diverse, $3,789 $3,241 new markets $3,013 $3,112 • Culture and brand are unique, enabling Origin to attract talented bankers and banking relationships across markets 2015 2016 2017 2018 2Q2019 LA TX MS 8

DIVERSIFIED COMMERCIAL LOAN COMPOSITION – 2Q2019 LOAN PORTFOLIO DOLLARS IN MILLIONS • Focus on commercial lending to Other: 1% middle market and small businesses as well as their owners and executives C&D: 13% • Commercial loans represented an Residential: 16% Owner Occupied aggregate of 83% of our loan CRE: 11% portfolio as of 06/30/19 • Loan growth potential enhanced by diverse portfolio Non-Owner C&I: 34% Occupied CRE: 19% • Commercial real estate loan concentrations remain below regulatory guidelines Mortgage Warehouse: 6% Total Ending Loans HFI at 06/30/19: $3,985 9

GROWING CORE DEPOSIT DEPOSIT COMPOSITION – 2Q2019 FRANCHISE Savings: 4% Brokered: 4% • Continued success in growing Noninterest- core deposits, especially bearing Time deposits: demand: 26% noninterest-bearing deposits 22% Interest- • Low cost deposits driven by bearing legacy North Louisiana franchise demand: Money market: 19% 25% • Ranked 1st in deposit market share in Ruston, LA and 2Q2019 Cost of Deposits: 1.19% Monroe, LA MSAs AVERAGE NONINTEREST-BEARING DEPOSITS S • Relationship bankers motivated to $1,100 30.0% T I S grow core deposits O $995 P $1,000 E $949 28.0% D • Builds and strengthens client E G $900 A relationships and provides R $841 25.9% 25.7% 26.0% E stable funding for growth V A $800 $759 L A T 24.0% O • Expansion markets generating $694 24.3% T $700 F further growth in noninterest- O T bearing deposits 22.7% 22.0% N $600 E C 21.4% R E $500 20.0% P 2015 2016 2017 2018 2Q2019 YTD 10

LIQUIDITY MEASURES Total Loans / Total Deposits 104.88% 106% • A key priority for our markets is to 101.54% deliver strong, high quality loan 99.55% 100% growth while focusing on core 97.98% deposit growth. 93.52% 94% • Stable deposit sources are primarily used to fund our loans 88% held for investment 2Q2018 3Q2018 4Q2018 1Q2019 2Q2019 • Replaced certain brokered LHFI excl. Warehouse / Total Deposits and Repos deposits with lower cost short term advances from the FHLB during the second quarter of 96.68% 98% 93.66% 2019, which increased our loan to 92.45% deposit ratio. 89.54% 90% 83.68% 82% 74% 2Q2018 3Q2018 4Q2018 1Q2019 2Q2019 11

UNDERWRITING & CREDIT CULTURE

- *Excellent track record of credit quality across core commercial lending portfolio*
- *Seasoned lenders with strong credit backgrounds and significant experience in our markets*
- *Centralized underwriting with strong guidelines including global cash flow analysis and secondary sources of repayment*
- *Total past due loans HFI as a percentage of HFI: 0.80%*

NPLs[(1)] / LOANS HFI


0.79%
0.74%
0.84%
0.79%
0.76%
2Q2018
3Q2018
4Q2018
1Q2019
2Q2019

NCOs / AVERAGE LOANS HFI[(2)]


0.01%
(0.05)%
0.37%
(0.06)%
0.07%
2Q2018
3Q2018
4Q2018
1Q2019
2Q2019

(1) NPLs do not include nonperforming loans held for sale
(2) Based on annualized quarterly net charge-offs

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STRONG CAPITAL POSITION TOTAL RISK-BASED CAPITAL DOLLARS IN MILLIONS $39 $35 • Robust capital levels with $47 $39 opportunity for deployment $44 through organic growth and strategic acquisitions $529 $556 $433 $379 $423 • Management focused on effectively deploying capital to enhance returns 2015 2016 2017 2018 2Q2019 Tier 1 Capital Tier 2 Capital CAPITAL RATIOS 15.0% 14.0% 13.5% 12.9% 13.0% 13.1% 13.0% 13.0% 12.4% 12.1% 11.8% 11.9% 11.9% 12.0% 11.0% 11.4% 11.1% 10.8% 10.8% 10.9% 10.0% (1) As used in this presentation, tangible common equity 9.0% to tangible assets is a non-GAAP financial measure. For 2Q2018 3Q2018 4Q2018 1Q2019 2Q2019 a reconciliation of non-GAAP financial measures to their comparable GAAP measures, see slide 15 of this presentation. (1) CET1 Total RBC TCE/TA 13

Increase scale across the franchise, and particularly in Houston Improve operational efficiency and increase profitability Focused effort to improve margin and risk-adjusted returns Grow client base and continue capturing Continue our disciplined approach to market share organic loan and deposit growth Successfully recruit experienced lenders and teams Continue to evaluate potential M&A Focus on existing and contiguous opportunities markets 14

Reconciliation of Non-GAAP Financial Measures DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS 2Q2019 1Q2019 4Q2018 3Q2018 2Q2018 Calculation of Tangible Common Equity: Total Common Stockholders' Equity $ 584,293 $ 568,122 $ 549,779 $ 531,919 $ 519,356 Less: Goodwill and Other Intangible Assets, Net 32,144 32,497 32,861 33,228 24,113 Tangible Common Equity $ 552,149 $ 535,625 $ 516,918 $ 498,691 $ 495,243 Common Shares Outstanding at the End of the Period 23,774,238 23,745,985 23,726,559 23,621,235 23,504,063 Book Value per Common Share $ 24.58 $ 23.92 $ 23.17 $ 22.52 $ 22.10 Calculation of Tangible Assets: Total Assets $ 5,119,625 $ 4,872,201 $ 4,821,576 $ 4,667,564 $ 4,371,792 Less: Goodwill and Other Intangible Assets, Net 32,144 32,497 32,861 33,228 24,113 Tangible Assets $ 5,087,481 $ 4,839,704 $ 4,788,715 $ 4,634,336 $ 4,347,679 Tangible Common Equity to Tangible Assets 10.85% 11.07% 10.79% 10.76% 11.39% Calculation of Tangible Book Value per Common Share: Common Shares Outstanding at the End of the Period 23,774,238 23,745,985 23,726,559 23,621,235 23,504,063 Tangible Book Value per Common Share $ 23.22 $ 22.56 $ 21.79 $ 21.11 $ 21.07 15